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                                                                      Exhibit 23
                                                                      ----------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-56306, 33-56440, 33-56442, 33-79672, 33-98006)
of our report dated March 30, 1999, appearing on page F-4 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
March 30, 1999